Exhibit 10.1
EXECUTION COPY

TRANSWESTERN PIPELINE COMPANY, LLC
$175,000,000
5.36% Senior Unsecured Series A Notes due December 9, 2020
and
$175,000,000
5.66% Senior Unsecured Series B Notes due December 9, 2024

NOTE PURCHASE AGREEMENT

DATED DECEMBER 9, 2009

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SECTION	HEADING	PAGE

Senior Default.	In the event that (i) any default in the payment of any principal of, interest on or fees or premium relating to any of the Obligations or (ii) any event of default with respect to any of the Obligations shall have occurred and be continuing, then no payment (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Company for or on account of any Subordinated Debt, and the Subordinated Lender shall not take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt.	C-2

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE C	—	INTERCOMPANY DEBT SUBORDINATION PROVISIONS

SCHEDULE 5.10	—	Existing Liens

SCHEDULE 5.11	—	Licenses, Permits, etc.

SCHEDULE 5.15	—	Existing Indebtedness

EXHIBIT 1(a)	—	Form of 5.36% Senior Unsecured Series A Note due December 9, 2020

EXHIBIT 1(b)	—	Form of 5.66% Senior Unsecured Series B Note due December 9, 2024

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Company

EXHIBIT 4.4(b)	—	Form of Opinion of General Counsel for the Company

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TRANSWESTERN PIPELINE COMPANY, LLC
711 Louisiana, Suite 900
Houston, Texas 77002
5.36% Senior Unsecured Series A Notes due December 9, 2020
5.66% Senior Unsecured Series B Notes due December 9, 2024
December 9, 2009
TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:
Ladies and Gentlemen:
TRANSWESTERN PIPELINE COMPANY, LLC, a Delaware limited liability company (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
Section 1. AUTHORIZATION OF NOTES.
The Company will authorize the issue and sale of: (i) $175,000,000 aggregate principal amount of its 5.36% Senior Unsecured Series A Notes due December 9, 2020 (the “Series A Notes”) and (ii) $175,000,000 aggregate principal amount of its 5.66% Senior Unsecured Series B Notes due December 9, 2024 (the “Series B Notes” and together with the Series A Notes, the “Notes”). The term “Notes” shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement. In addition, the Notes shall be substantially in the forms set forth in Exhibit 1(a) and Exhibit 1(b), respectively.
Certain capitalized terms used in this Agreement are defined in Schedule B; reference to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
Section 2. SALE AND PURCHASE.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series A Notes and/or the Series B Notes, as the case may be, in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
Section 3. CLOSING.
The sale and purchase of the entire aggregate principal amount of the Series A Notes and Series B Notes to be purchased by each Purchaser indicated on Schedule A hereto shall occur at the offices of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, NY 10019, at 10:00 a.m., New York time, at a closing on December 9, 2009 (the “Closing”). At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Series A Note and/or Series B Note, as the case may be, (or such greater number of Series A Notes and/or Series B Notes, as the case may be, in denominations of at least $100,000 as such Purchaser may request) dated as of the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to such account(s) designated by the Company in the letter provided pursuant to Section 4.10 of this Agreement or at such other account(s) as shall be specified in writing to the Purchasers. If at the Closing the Company shall fail to tender such Notes to any Purchaser that is scheduled to purchase Notes on such date as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
Section 4. CONDITIONS TO CLOSING.
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
Section 4.1. Representations and Warranties.
The representations and warranties of the Company in this Agreement shall be true and correct when made and as of the date of the Closing (other than any such representations and warranties that, by their express terms, refer to a specific date other than the date of the Closing, in which case, shall be true and correct as of such specific date). The statements of the Company and its respective officers or Responsible Officers made in any certificates delivered pursuant to this Agreement shall be true and correct, in all material respects, when made and as of the date of the Closing (other than any such statements that, by their express terms, refer to a specific date other than the date of the Closing, in which case, shall be true and correct as of such specific date).
Section 4.2. Performance; No Default.
The Company shall have performed and complied, in all material respects, with all agreements and conditions contained in this Agreement and the Notes required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) and of all other Debt to be issued by the Company as of the date of the Closing, no Default or Event of Default shall have occurred and be continuing. The Company shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 9(g) or Section 10(a), (b), (c), (f), (g), (i) or (j) had such Sections applied since such date.

Section 4.3. Compliance Certificates.
(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated as of the date of the Closing, certifying that (i) the conditions specified in Sections 4.1, 4.2, 4.9 and 4.12, as applicable, have been fulfilled and (ii) the use of proceeds of the Notes to repay $350,000,000 under the 2009 Intercompany Loan Agreement (as contemplated by Section 5.14) is in compliance with Section 10(j) of the 2004 Note Purchase Agreement and Section 10(j) of the 2007 Note Purchase Agreement and providing calculations of compliance with such provisions and all related provisions of the 2004 Note Purchase Agreement and the 2007 Note Purchase Agreement.
(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated as of the date of the Closing, certifying as to, among other things, (i) the completeness and correctness of the limited liability company agreement attached thereto, (ii) the completeness and correctness of one or more resolutions or other authorizations attached thereto and other limited liability company proceedings relating to the authorization, execution and delivery of the Notes and this Agreement, (iii) the completeness and correctness of the bylaws or other governing documents of the Company as in effect on the date on which the resolutions referred to in clause (ii) above were adopted as of the date of the Closing, (iv) the due organization and good standing of the Company under the laws of its jurisdiction of organization, and the absence of any proceeding for the dissolution or liquidation of the Company, (v) the names and true signatures of the officers of the Company authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.
Section 4.4. Opinions of Counsel.
Such Purchaser and its counsel shall have received opinions in form and substance satisfactory to such Purchaser, dated as of the Closing from (a) Vinson & Elkins LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) Thomas P. Mason, General Counsel of ETP, the indirect owner of all of the equity interests of the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, and (c) Dewey & LeBoeuf LLP, the Purchasers’ special counsel in connection with the transactions contemplated hereby, and covering such other matters incident to such transactions as such Purchaser may reasonably request.
Section 4.5. Purchase Permitted By Applicable Law, Etc.
On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable Law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable Law or regulation, which Law or regulation was not in effect on the date hereof. If requested by such Purchaser at least three Business Days prior to the date of the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact concerning the Company as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
Section 4.6. Sale of Other Notes.
Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.
Section 4.7. Payment of Special Counsel Fees.
Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.
Section 4.8. Private Placement Number.
A Private Placement Number issued by S&P’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each of the Series A Notes and the Series B Notes.
Section 4.9. Changes in Corporate Structure.
The Company shall not have changed its jurisdiction of organization or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following December 31, 2008.
Section 4.10. Funding Instructions.
At least two Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.
Section 4.11. Proceedings and Documents.
All limited liability company, corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Notes and all other documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. The Company shall deliver to the Purchasers a copy of the 2009 Intercompany Loan Agreement, which agreement shall contain subordination provisions identical in all material respects, in form and substance, to Schedule C hereto.

Section 4.12. No Legal Impediment to Issuance.
No action shall have been taken or, to the best knowledge of the Company, be threatened, and no statute, rule, regulation or order shall have been enacted, adopted or issued by any Governmental Authority that would, as of the date of the Closing, prevent the issuance or sale of the Notes; and no injunction or order of any other nature by any Governmental Authority shall have been issued or shall be pending or, to the best knowledge of the Company, threatened that would, as of the date of the Closing, prevent the issuance or sale of the Notes.
Section 4.13 Equity Conversion
The Company shall have converted $250,000,000 of Debt under the 2009 Intercompany Loan Agreement to equity in the Company owned directly or indirectly by ETP and the Company shall have provided evidence of the same to each Purchaser, which evidence shall be satisfactory to each Purchaser.
Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to each Purchaser that:
Section 5.1. Organization; Power and Authority.
The Company (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except, where the failure to so qualify or be in good standing would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (iii) has all requisite limited liability company power and authority (including, without limitation, all Governmental Authorizations) to own or lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted, except, in the case of Governmental Authorizations, where the failure to have any such Governmental Authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and to execute this Agreement and the Notes and to perform the provisions hereof and thereof.
Section 5.2. Authorization, Etc.
This Agreement and the Notes have been duly authorized by all necessary limited liability company action on the part of the Company, and this Agreement and the Notes constitute, and upon execution and delivery thereof will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure.
The Company, through its agent, Banc of America Securities LLC, has delivered to you and each other Purchaser a copy of a Private Placement Memorandum, dated October 2009 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company. This Agreement, the Notes, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements described in Section 5.5, (this Agreement, the Notes, the Memorandum, and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to November 13, 2009 being referred to, collectively, as the “Disclosure Documents”) taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected and pro forma financial information provided in connection with the Memorandum, the Company represents only that such information was prepared in good faith based upon estimates and assumptions believed by the Company to be accurate and reasonable at the time. Except as disclosed in the Disclosure Documents, since December 31, 2008, there has been no change in the financial condition, operations, business, properties or prospects of the Company except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
Section 5.4. Organization and Ownership of Equity Interests of Subsidiaries; Affiliates.
As of the Closing, the Company has no Subsidiaries. As of the Closing, ETP Holdco directly owns 100% of the Equity Interests of the Company and ETP directly owns 100% of the Equity Interests of ETP Holdco.
Section 5.5. Financial Statements.
The Company has delivered to the Purchasers the Consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2006, 2007 and 2008 and the related Consolidated statement of income and Consolidated statement of cash flows of the Company and its Subsidiaries for the Fiscal Year then ended, accompanied, in the case of the Company’s Consolidated audited financial statements for the year ended December 31, 2008, by an unqualified opinion of Grant Thornton LLP, independent public accountants. Such financial statements present fairly, in all material respects, the Consolidated financial condition of the Company and its Subsidiaries as at such dates and the Consolidated results of operations of the Company and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied.

Section 5.6. No Conflict, Other Instruments, Etc.
The execution, delivery and performance by the Company of this Agreement and the Notes, as applicable, and the consummation of the transactions contemplated hereby, do not (i) contravene the Company’s organizational documents, (ii) violate any Law (other than with respect to any prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code, as to which a representation is made in Section 5.12(e), or violation of Part 4 of Title I of ERISA), (iii) conflict with or result in the breach of, or constitute a default or require any material payment to be made under any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Company or any of its Properties, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties of the Company, except for in the case of clauses (iii) and (iv) (other than with respect to the consummation of the transactions contemplated hereby), breaches of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or creation of a Lien that could not be reasonably expected to have a Material Adverse Effect.
Section 5.7. Governmental Authorizations, Etc.
No Governmental Authorization, and no notice to or filing with any Governmental Authority (including, without limitation, the SEC under PUHCA) or any other third party, is required in connection with the execution, delivery or performance by the Company of this Agreement and the Notes and the transactions contemplated herein or therein (including without limitation, the incurrence of Debt under this Agreement and the Notes and the repayment thereof and the exercise by any holder of Notes of its rights under the Loan Documents), except for those authorizations, approvals, actions, notices and filings with respect to the consummation of the transactions contemplated hereby, (A) which have been duly obtained or made or (B) the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect.
Section 5.8. Litigation.
(a) There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, including any Environmental Action in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, (i) could be reasonably expected to have a Material Adverse Effect, or (ii) purports to affect the legality or validity, or enforceability of this Agreement and the Notes or the consummation of the transactions contemplated hereby.
(b) The Company is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable Law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes.
(a) The Company has filed or caused to be filed all United States federal income tax returns and all other material domestic tax returns which to the knowledge of the Company are required to be filed by the Company and has paid or provided for the payment, before the same become delinquent, of all taxes due pursuant to such returns or pursuant to any assessment received by the Company, other than (i) those taxes contested in good faith by appropriate proceedings, and (ii) any such payment in an amount not to exceed $1,000,000 in the aggregate at any time outstanding.
(b) The Company is not a party to any tax sharing agreement or arrangement.
Section 5.10. Title to Property; Liens; Leases.
(a) The Company has good and valid title to, or holds a valid leasehold, license or other interest in, or right of way easement through all items of real property used by it in the ordinary course of business with such exceptions as would not reasonably be expected to have, in the aggregate, a Material Adverse Effect, in each case free and clear of all Liens (except for (i) all Liens set forth on Schedule 5.10, (ii) Permitted Liens and (iii) other Liens, provided that the Liens described in clauses (i), (ii) and (iii) of this Section 5.10(a) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect). With respect to each material parcel of real property that is leased by the Company as tenant (the “Leased Real Property”), to the knowledge of the Company, (x) the Company has not received any notice of default under any lease pertaining to any of the Leased Real Property in the twelve (12) month period prior to the date hereof and (y) there are no uncured defaults under any lease without regard to when notice may have been given that would give the counterparty the right to terminate such lease, in each case with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise and whether as to the Company or any Subsidiary it may have in the future) any of its property (or such future Subsidiary’s property), whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10(a).
Section 5.11. Licenses, Permits, Etc.
Except as set forth on Schedule 5.11, the Company does not have any interest in any material patents, patent licenses, copyrights, service marks, trademarks and trade names. To the Company’s knowledge, the use of any intellectual property set forth on Schedule 5.11 by the Company does not conflict with the asserted rights of others, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 5.12. Compliance with ERISA.
(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of

ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.
(b) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.
(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.
Section 5.13. Private Offering by the Company.
Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 100 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations.
The Company shall use the proceeds of the sale of the Notes solely to repay, in accordance, and in compliance, with Section 10(j) (including all other provisions and schedules referred to therein) of each of the 2004 Note Purchase Agreement and the 2007 Note Purchase Agreement, certain Debt owed by the Company pursuant to the 2009 Intercompany Loan Agreement. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) (“Regulation U”), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company owns no margin stock. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15. Existing Indebtedness.
Set forth on Schedule 5.15 hereto is a complete and accurate list, as of the date of the Closing, of each item of Debt of the Company immediately before the occurrence of the Closing, showing as of such date the obligor and the principal amount outstanding thereunder.
Section 5.16. Foreign Assets Control Regulations, Etc.
(a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
(b) The Company (i) is not a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order and (ii) does not engage in any dealings or transactions with any such Person. The Company is in compliance, in all material respects, with the USA Patriot Act.
(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
Section 5.17. Regulatory Matters.
The Company is not, and will not be after giving effect to the offering of the Notes and the execution of this Agreement and the Notes, as applicable, subject to regulation under the Investment Company Act of 1940, as amended, PUHCA, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.
(a) Except, in each case, as would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect, the operations and properties of the Company comply in all respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could be reasonably expected to (i) form the basis of an Environmental Action against the Company or any of its properties or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.
(b) Except, in each case, as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, none of the properties currently or formerly owned or operated by the Company is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by the Company.
(c) All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Company have been, to the extent they are disposed of, disposed of in a manner that would not be reasonably expected to result in a Material Adverse Effect.
Section 5.19. Independent Accountants.
Grant Thornton LLP, who have audited the financial statements of the Company for the fiscal year ended December 31, 2008, are independent public accountants with respect to the Company within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.
Section 5.20. Insurance.
As of the date of the Closing, the Company has insurance with responsible and reputable insurers covering its Properties against loss or damage of the kinds customarily insured against by companies similarly situated in the industry in which the Company conducts its business, in such amounts and with such deductibles as is customary for similarly situated companies; and the Company (i) has not received notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at commercially available rates from similar insurers as may be necessary to continue its business.
Section 5.21. Notes Pari Passu.
The Notes do and shall rank pari passu with the Company’s unsecured, unsubordinated Debt (including, without limitation, Debt incurred in accordance with the terms of the New Credit Facility).

Section 5.22. Compliance with Rules, Regulations and Laws.
The Company is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and has obtained all Governmental Authorizations and other third party authorizations to conduct its business as presently conducted, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
Section 6. REPRESENTATIONS OF THE PURCHASER.
Section 6.1. Purchase for Investment.
Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by Law, and that the Company is not required to register the Notes.
Section 6.2. Source of Funds.
Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f) the Source is a governmental plan; or
(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7. INFORMATION AS TO COMPANY.
Section 7.1. Financial and Business Information.
For so long as any Note is outstanding the Company shall deliver to each holder of Notes that is an Institutional Investor:
(a) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by a Senior Financial Officer of the Company as having been prepared in accordance with GAAP, and together with (i) a certificate of such officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Company has taken and proposes to take with respect thereto and (ii) a schedule, delivered and signed by such officer, of the computations used by the Company in determining compliance with the covenants contained in Section 10(i), provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Company shall also provide, if necessary for the determination of compliance with Section 10(i), a statement of reconciliation conforming such financial statements to GAAP;
(b) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein Consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth, in each case, in comparative form the figures for the previous Fiscal Year, in each case accompanied by (i) an opinion of Grant Thornton LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Company shall also provide, if necessary for the determination of compliance with Section 10(i), a statement of reconciliation conforming such financial statements to GAAP and (ii) a certificate of a Senior Financial Officer of the Company stating that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Company has taken and proposes to take with respect thereto and (iii) a schedule, delivered and signed by such officer, of the computations used in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 10(i);

(c) Securities Reports. Promptly after the sending or filing thereof, copies of all regular, periodic and special reports, and all registration statements, that the Company or any of its Subsidiaries files with the SEC or any governmental authority that may be substituted therefor, or with any national securities exchange;
(d) Notice of Default or Event of Default. As soon as possible and in any event within five days after the Company first obtains knowledge of the occurrence of any Default or Event of Default, or any event, development or occurrence that could be reasonably expected to have a Material Adverse Effect, continuing on the date of such statement, a statement of an executive officer of the Company setting forth details of such Default or Event of Default, or event, development or occurrence and the action that the Company has taken and proposes to take with respect thereto;
(e) ERISA Matters. Promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or
(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multi-employer Plan that such action has been taken by the PBGC with respect to such Multi-employer Plan; or
(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;
(f) Notices from Governmental Authority. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority affecting the Company or any of its Subsidiaries of the type described in Section 5.8; and

(g) Requested Information. Such other information respecting the business, financial condition, operations, or assets of the Company or any of its Subsidiaries as from time to time may be reasonably requested by any such holder of Notes.
Section 7.2. Officer’s Certificate.
Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by the certificates of, and schedule signed by, a Senior Financial Officer referred to in Section 7.1(a) or Section 7.1(b), as the case may be.
Section 7.3. Visitation.
The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:
(a) No Default. If no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company or any of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and
(b) Default. If a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants and the Company shall be provided an opportunity to participate in such discussions with such accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
Section 8. PAYMENT AND PREPAYMENT OF THE NOTES.
Section 8.1. Maturity.
As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the Stated Maturity Dates thereof.
Section 8.2. Optional Prepayments with Make-Whole Amount.
The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $10,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
Section 8.3. Offer of Prepayment Upon Asset Sales.
(a) Notice of Certain Dispositions. The Company will, on or prior to five Business Days after the end of any consecutive 12-month period during which the Company or any of its Subsidiaries makes one or more Asset Sales pursuant to which the Company or any of its Subsidiaries receives Net Cash Proceeds in excess of 15% of Consolidated Net Tangible Assets (determined as of the end of the fiscal quarter of the Company immediately prior to the commencement of such 12-month period (and without deduction for such Asset Sales)), give written notice of such Asset Sales to each holder of Notes which notice shall contain and constitute an offer to prepay the Notes as described in paragraph (b) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (e) of this Section 8.3.
(b) Offer to Prepay Notes. The offer to prepay the Notes contemplated by paragraph (a) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, the Notes held by each holder on a date specified in such offer (the “Proposed Asset Sale Prepayment Date”). The Proposed Asset Sale Prepayment Date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Asset Sale Prepayment Date shall not be specified in such offer, the Proposed Asset Sale Prepayment Date shall be the 60th day after the date of such offer).
(c) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company at least five days prior to the Proposed Asset Sale Prepayment Date. A failure by a holder of Notes to reply to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a rejection of such offer by such holder.
(d) Prepayment. The principal amount of the Notes to be prepaid pursuant to this Section 8.3 shall be at par and shall be equal to the amount, if any, by which the aggregate of all Net Cash Proceeds from all of the Asset Sales referred to in Section 8.3(a) exceeds 15% of Consolidated Net Tangible Assets (determined as of the end of the fiscal quarter of the Company immediately preceding the date of such Asset Sale and without deduction for such Asset Sales) (such Net Cash Proceeds being referred to herein as the “Excess Cash Proceeds”) together with interest on such Notes accrued to the date of prepayment, but without any premium; provided that in connection with any Asset Sale that triggers a prepayment of the Term Advances under the New Credit Facility, the Excess Cash Proceeds shall be applied ratably to the Term Advances under the New Credit Facility and an offer to purchase the Notes pursuant to this Section 8.3 on the basis of their outstanding aggregate principal amounts. The prepayment of the Notes shall be made on the Proposed Asset Sale Prepayment Date; provided further that if any of the Excess Cash Proceeds that are applicable to the prepayment of the Notes are not so applied due to any rejections of such prepayment pursuant to Section 8.3(c), such Excess Cash Proceeds shall be applied to the Term Advances under the New Credit Facility.
(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Asset Sale Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Asset Sale Prepayment Date; (v) that the conditions of this Section 8.3 have been fulfilled; and (vi) in reasonable detail, the nature of the Asset Sales with respect to which such prepayment is being made.
(f) Deferral of Offer to Prepay. Notwithstanding the foregoing provisions of Section 8.3, with respect to any Net Cash Proceeds realized or received with respect to any Asset Sale referred to in Section 8.3(a), if the Company shall deliver to the holders of Notes a certificate of a Senior Financial Officer to the effect that the Company and its Subsidiaries intend to reinvest such Net Cash Proceeds (or a portion thereof specified in such certificate) in its business (or enter into a binding commitment with respect to such reinvestment) within 365 days after receipt of such Net Cash Proceeds, then no prepayment need be offered by the Company pursuant to the foregoing provisions of this Section 8.3 in respect of such Net Cash Proceeds (or the portion of such Net Cash Proceeds specified in such certificate, if applicable), except that, if (x) any such Net Cash Proceeds have not been so applied by the end of such 365-day period or (y) the Company or any of its Subsidiaries have not entered into a binding commitment with respect to such application of such Net Cash Proceeds within such 365-day period and not reinvested in its business pursuant to such commitment within 180 days after entering into such commitment, the Company shall offer to prepay the Notes at that time in accordance with the foregoing provisions of this Section 8.3 in an amount equal to the amount of such Net Cash Proceeds that have not been so applied pro rata with the prepayment of the Term Advances under the New Credit Facility (if a prepayment is triggered under the New Credit Facility under such circumstances).
Section 8.4. Change of Control Put.
(a) Notice of Change of Control or Control Event. The Company will, within three Business Days after any Responsible Officer of the Company has knowledge of the occurrence of any Change of Control or Control Event, give written notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.4. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.4 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.4.
(b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change of Control unless at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay

Notes as described in paragraph (c) of this Section 8.4 (the “Company Offer Notice”), accompanied by the certificate described in paragraph (g) of this Section 8.4 of the consummation or finalization of such Change of Control.
(c) Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.4 shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder on a date specified in such offer (the “Proposed Change of Control Prepayment Date”). The Proposed Change of Control Prepayment Date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Change of Control Prepayment Date shall not be specified in such offer, the Proposed Change of Control Prepayment Date shall be the 60th day after the date of such offer).
(d) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance to be delivered to the Company not later than the twentieth day following delivery of the Company Offer Notice. A failure by a holder of Notes to reply to an offer by such date to prepay made pursuant to this Section 8.4 shall be deemed to constitute a rejection of such offer by such holder.
(e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be at 100% of the principal amount of such Notes together with interest on such Notes accrued to the date of prepayment but without any premium. The prepayment shall be made on the Proposed Change of Control Prepayment Date except as provided in paragraph (f) of this Section 8.4.
(f) Deferral pending Change of Control. The obligation of the Company to prepay Notes pursuant to the offers required by paragraph (b) and accepted in accordance with paragraph (d) of this Section 8.4 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on the Proposed Change of Control Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.4 in respect of such Change of Control shall be deemed rescinded).
(g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Change of Control Prepayment Date; (ii) that such offer is made pursuant to this Section 8.4; (iii) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Change of Control Prepayment Date; and (iv) in reasonable detail, the nature and date or proposed date of the Change of Control.
Section 8.5. Allocation of Partial Prepayments.
In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 8.6. Maturity; Surrender, Etc.
In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.7. Purchase of Notes.
The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
Section 8.8. Make-Whole Amount.
“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.
In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
Section 9. AFFIRMATIVE COVENANTS.
The Company covenants that so long as any of the Notes are outstanding, it shall:
(a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders (including, without limitation, the

USA Patriot Act) of any Governmental Authority binding on it or any of its properties, except for such non-compliance as would not be reasonably expected to have a Material Adverse Effect.
(b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all material lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable.
(c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations and such insurance shall be maintained in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or any of its Subsidiaries operates.
(d) Preservation of Corporate Existence, Etc. Except as expressly permitted by Section 10(d), preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its legal existence, and, except as would not be reasonably expected to have a Material Adverse Effect, its permits, licenses, approvals, privileges and franchises necessary to the normal conduct of its business.
(e) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company to the extent necessary to prepare financial statements that are in accordance with GAAP in effect from time to time.
(f) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its Properties that are used or useful in the conduct of its business in accordance with the Company’s or its Subsidiaries’ established maintenance plan as in effect from time to time consistent with past practices.
(g) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm’s-length transaction with a Person not an Affiliate.
(h) Covenant Regarding Subsidiaries. Upon the formation or acquisition by the Company or any of its Subsidiaries of any new direct or indirect Subsidiary that is organized under the laws of any political subdivision of the United States of America, within ten (10) days after such formation or acquisition, at the Company’s election, either (i) at the Company’s expense, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to each holder of Notes a Subsidiary Guaranty, guaranteeing the obligations of the Company and the other Subsidiary Guarantors under the Loan Documents and to provide an opinion of outside counsel of nationally recognized standing to the effect that each Subsidiary Guaranty is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, or (ii) notify each holder of Notes that a Subsidiary shall not be a Subsidiary Guarantor hereunder and shall cause such Subsidiary to be in compliance with Section 10(a) and Section 10(b) to the extent applicable to a Non-Guarantor Subsidiary in addition to any other provisions of the Loan Documents applicable to any Subsidiary of the Company. Each Subsidiary that has not delivered to each holder of the Notes a Subsidiary Guaranty and the opinion required by clause (i) of this Section 9(h) is hereinafter referred to as a “Non-Guarantor Subsidiary”.
Section 10. NEGATIVE COVENANTS.
The Company covenants that, so long as any of the Notes are outstanding, it will not, and it will cause its Subsidiaries not to, at any time:
(a) Liens, Etc. Create, incur, assume or suffer to exist any Lien on or with respect to any of its Properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Company or any of its Subsidiaries as debtor, or sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement, or assign any accounts or other right to receive income, except:
(i) Permitted Liens for the Company and its Subsidiaries;
(ii) Liens existing on the date hereof and described on Schedule 5.15 hereto and any replacement, extension or renewal of the indebtedness secured by such Lien; provided that the amount of Debt or other obligations secured thereby is not increased and is not secured by any additional assets;
(iii) Liens arising in connection with Capitalized Leases; provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases and purchase money Liens upon or in real property, equipment or other fixed or capital assets acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such property, equipment or other fixed or capital assets or to secure Debt incurred for the purpose of financing the acquisition, construction or improvement of any such property, equipment or other fixed or capital assets, or Liens existing on any such property, equipment or other fixed or capital assets at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided that no such Lien shall extend to or cover any property other than the property, equipment or other fixed or capital assets being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided, that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iii) shall not exceed $50,000,000 at any time outstanding; and
(iv) the Company or any of its Subsidiaries may create or assume any other Lien securing Debt if, after giving effect to such Debt, the Priority Obligations Amount does not exceed 15% of the Consolidated Net Tangible Assets (provided that, notwithstanding the foregoing provision permitting the Priority Obligations Amount not to exceed 15% of Consolidated Net Tangible Assets (the “15% Basket”) and the proviso following this parenthetical, the Company will not, and will not permit any Subsidiary to, use the 15% Basket to grant, permit to exist or assume any Liens securing Debt outstanding under or pursuant to any Qualifying Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall be concurrently secured equally and ratably with such Debt (including any guaranty delivered in connection therewith) pursuant to documentation in form and substance satisfactory to the Required Holders); provided, however, that if the Company or any of the Subsidiaries cannot or does not wish to comply with the restrictions set forth in this Section 10(a)(iv), then, as conditions to such non-compliance, (x) (A) a Senior Financial Officer shall provide a certificate to all holders of Notes describing in reasonable detail such non-compliance and the Debt to be secured by such Lien (including details of such Lien) and (B) the Company and/or such Subsidiary shall make, or cause to be made, effective a provision whereby the Notes will be equally and ratably secured with the Debt with respect to which there is non-compliance with the limitation on Liens set forth in this Section 10(a)(iv), such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the holders of Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property and (y) the holders of the Notes shall have received a favorable opinion of counsel reasonably satisfactory to the Required Holders with respect thereto.
(b) Debt of Non-Guarantor Subsidiaries. In the case of any Non-Guarantor Subsidiary, create, incur, assume or suffer to exist any Debt, unless if after giving effect to such Debt, the Priority Obligations Amount does not exceed 15% of the Consolidated Net Tangible Assets.
(c) Change in Nature of Business. Make any material change in the nature of the Company’s business as carried on at the date hereof.
(d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or permit any of its Subsidiaries to do so, except that:
(i) any Subsidiary of the Company may merge into or consolidate with the Company; provided that the Company is the continuing or surviving Person;
(ii) any Subsidiary of the Company may merge into or consolidate with any other Subsidiary of the Company; provided that, in the case of any such merger or consolidation to which a Guarantor is a party, the Person formed by such merger or consolidation shall be a Guarantor;
(iii) any Subsidiary of the Company may be liquidated or dissolved if the Company determines in good faith that such liquidation or dissolution is in the best interest of the Company and is not materially disadvantageous to the holders of the Notes; and
(iv) any Subsidiary of the Company may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger shall be a Subsidiary of the Company;
provided, however, that in each case, immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.
(e) Sales, Etc., of Assets. Dispose of, in one transaction or in a series of transactions, all or substantially all of its assets, except:
(i) in a transaction authorized by Section 10(d); and
(ii) Dispositions of assets among the Company and its Subsidiaries organized under the laws of the United States or any state thereof; provided, however, that any such Subsidiary to whom the Company has transferred all or substantially all of its assets has assumed the obligations of the Company under the Notes and this Agreement pursuant to a written assumption agreement reasonably satisfactory to the Required Holders.
(f) Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or make any payment on any Debt owing to its direct or indirect parent (or any equity owner thereof) or any Affiliate thereof (other than payments on the Notes and indebtedness under the New Credit Facility) (any of the foregoing, a “Restricted Payment”), or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Company or to issue or sell any Equity Interests therein, except that, (i) any Subsidiaries may make Restricted Payments to the Company and (ii) so long as no Default or Event of Default has occurred and is continuing and the Company is in pro forma compliance with Section 10(i) after giving effect to such Restricted Payments, (A) the Company may make distributions to its direct parent or parents, (currently Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company), and (B) the Company may repay any unsecured Debt owing to its direct or indirect parent (or any equity owner thereof) or any Affiliate thereof.
(g) Sales and Leasebacks. Enter into any arrangement with any Person (other than Subsidiaries of the Company) providing for the leasing by the Company or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary (each a “Sale Leaseback Transaction”), unless if after giving effect to such Sale Leaseback Transaction, the Priority Obligations Amount does not exceed 15% of the Consolidated Net Tangible Assets.

(h) Use of Proceeds. Use the proceeds of any Notes for any purpose other than for purposes set forth in Section 5.14.
(i) Debt/Capitalization Ratio. Permit the Debt/Capitalization Ratio as of the last day of any fiscal quarter of the Company to be greater than 65%.
(j) Intercompany Debt. Incur any Debt owed to the Company’s direct or indirect parent (or any equity owner thereof) or any Affiliate thereof unless (A) such Debt is unsecured, (B) both immediately before and immediately after the incurrence of such Debt the Company is in compliance with Section 9(g) and Section 10(i) and (C) the documentation evidencing such Debt either (y) specifically includes the subordination provisions, in enforceable form, set forth in Schedule C as to which provisions both the lender(s) of such Debt and the Company shall be bound or (z) is the 2009 Intercompany Loan Agreement in the form presented to the Purchasers pursuant to, and in compliance with the requirements of, Section 4.11. The Company will promptly after execution thereof provide a copy of such documentation to each holder of a Note. No amendment or modification to Schedule C or the subordination of Debt provisions of the 2009 Intercompany Loan Agreement shall be entered into without the prior written consent of the Company and the holders of more than 90% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any Restricted Persons).
(k) Terrorism Sanctions Regulations. (i) Become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engage in any dealings or transactions with any such Person.
Section 11. EVENTS OF DEFAULT.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
(c) any representation or warranty made by the Company or its Subsidiaries (or any of its officers or Responsible Officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or
(d) the Company shall fail to perform or observe any term, covenant or agreement contained in Section 7.1(d), Section 9(d) or Section 10; or
(e) the Company or its Subsidiaries shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(e)); or
(f) the Company or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt (other than Debt of the type described in (i) clause (g) of the definition thereof or (ii) clause (h) of the definition thereof to the extent no demand for payment has been made on the Company or any of its Subsidiaries with respect to such Contingent Obligations) or any Hedge Agreements of the Company or such Subsidiary (as the case may be) that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $50,000,000 either individually or in the aggregate for the Company and all such Subsidiaries (but excluding Debt outstanding under the Notes), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise but other than as a result of the consequences, if any, of a Change of Control under the New Credit Facility), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature (other than, in each case, as a result of the consequences, if any, of a Change of Control under the New Credit Facility); or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than a required prepayment or redemption under the New Credit Facility or under any “due on sale” provision of any secured Debt, except as a result of a default or event of default thereunder or any other event that is customarily characterized as a default or event of default), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt (unless required under the New Credit Facility or under any “due on sale” provision of any secured Debt, except as a result of a default or event of default thereunder or any other event that is customarily characterized as a default or event of default) shall be required to be made, in each case prior to the stated maturity thereof (other than, in each case, as a result of the consequences, if any, of a Change of Control under the New Credit Facility); or
(g) (i) the Company, any Subsidiary of the Company or any ETP Holding Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Company, any Subsidiary of the Company or any ETP Holding Company seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or (iii) the Company, any Subsidiary of the Company or any ETP Holding Company shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

(h) any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $50,000,000 shall be rendered against the Company or any of its Subsidiaries and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this paragraph (h) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding surety bond or policy of insurance between the defendant and the insurer and (ii) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or
(i) any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party thereto, or any such party shall so state in writing; or
(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.
Section 12. REMEDIES ON DEFAULT, ETC.
Section 12.1. Acceleration.
(a) If an Event of Default with respect to the Company described in Section 11(g)(i) or Section 11(g)(ii) has occurred and is continuing, all the Notes then outstanding shall automatically become immediately due and payable.
(b) If any other Event of Default has occurred and is continuing, Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
(c) If any Event of Default described in Section 11(a) or Section 11(b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such

Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable Law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2. Other Remedies.
If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by Law or otherwise.
Section 12.3. Rescission.
At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or Section 12.1(c), Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable Law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4. No Waivers or Election of Remedies, Expenses, Etc.
No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any

Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.
Section 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
Section 13.1. Registration of Notes.
The Company shall keep at its principal executive office a register for the registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 13.2. Transfer and Exchange of Notes.
Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such series originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided, that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000, provided, further, that no holder shall transfer (other than to a Subsidiary or other Affiliate of such holder) Notes if such transfer causes such holder, its Subsidiaries and other Affiliates of such holder, taken as a whole, to own less than $1,000,000 in aggregate principal amount of Notes (unless such transfer causes such holder, its Subsidiaries and other Affiliates of such holder, taken as a whole, to Dispose of all the Notes owned by any of them).

Section 13.3. Replacement of Notes.
Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
Section 14. PAYMENTS ON NOTES.
Section 14.1. Place of Payment.
Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be at such place the Company may at any time, by notice specify to each holder of a Note, so long as such place of payment shall be either the principal office of the Company in New York, New York or the principal office of a bank or trust company in New York, New York.
Section 14.2. Home Office Payment.
So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.
Section 15. EXPENSES, ETC.
Section 15.1. Transaction Expenses.
Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions (including reasonable fees, charges and disbursements of the Purchasers’ special counsel incurred on and after the date of the Closing with respect to preparation and delivery of closing document sets and binders for the transactions contemplated hereby to the holders of Notes and other Persons) and in connection with any amendments, waivers or consents under or in respect of this Agreement, a Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, a Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any of its Subsidiaries or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, (c) the costs and expenses incurred in connection with Section 9(h)(i) and (d) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (d) shall not exceed $5,000. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).
Section 15.2. Survival.
The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of either this Agreement, the Notes or a Subsidiary Guarantee, and the termination of this Agreement.
Section 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this

Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
Section 17. AMENDMENT AND WAIVER.
Section 17.1. Requirements.
This Agreement and the Notes may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.
Section 17.2. Solicitation of Holders of Notes.
(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent by the Company in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder does not consent to such waiver or amendment.
(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer, or accepted an offer to prepay, its Notes to the Company or any Restricted Person and has provided or has agreed to provide such written consent as a condition to such transfer or prepayment shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
Section 17.3. Binding Effect, Etc.
Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
Section 17.4. Notes Held by Company, Etc.
Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any Restricted Persons shall be deemed not to be outstanding.
Section 18. NOTICES.
All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of President and Chief Operating Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.

Section 19. REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable Law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
Section 20. CONFIDENTIAL INFORMATION.
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified (provided, however, that any financial projections contained in any documents or material delivered to any Purchaser shall be deemed confidential regardless of whether they are clearly marked or labeled as such) when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any of its Subsidiaries or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.
Section 21. SUBSTITUTION OF PURCHASER.
Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
Section 22. MISCELLANEOUS.
Section 22.1. Successors and Assigns.
All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
Section 22.2. Payments Due on Non-Business Days.
Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.6 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
Section 22.3. Accounting Terms.
All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.
Section 22.4. Severability.
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by Law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.5. Construction, Etc.
Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.
Section 22.6. Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 22.7. Governing Law.
This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.
Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.
(a) The Company and each of the Purchasers irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan,

The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable Law, the Company and each of the Purchasers, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Purchaser consents to process being served by or on behalf of the Company in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which the Company shall then have been notified pursuant to said Section. The Company and each of the Purchasers agree that such respective service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable Law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by Law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
Section 22.9 Compliance with Financial Covenants.
For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made instead using the par value of such Debt.
[Remainder of Page Intentionally Left Blank]

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours, TRANSWESTERN PIPELINE COMPANY, LLC
By:	/s/ Martin Salinas, Jr.
	Name:	Martin Salinas, Jr.
	Title:	Chief Financial Officer
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	Hartford Investment Management Company
	Their	Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt

Name: Ralph D. Witt
Title: Vice President
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., Investment Advisor

	By:	/s/ Victoria Y. Chin

Name: Victoria Y. Chin
Title: Vice President
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Howard Stern
	Name:	Howard Stern
	Title:	Its Authorized Representative

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY for its Group Annuity Separate Account
By:	/s/ Howard Stern
	Name:	Howard Stern
	Title:	Its Authorized Representative
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

PACIFIC LIFE INSURANCE COMPANY
By:	/s/ Cathy Schwartz
	Name:	Cathy Schwartz
	Title:	Assistant Vice President

By:	/s/ Diane W. Dales
	Name:	Diane W. Dales
	Title:	Assistant Secretary

PACIFIC LIFE & ANNUITY COMPANY
By:	/s/ Cathy Schwartz
	Name:	Cathy Schwartz
	Title:	Assistant Secretary

By:	/s/ Peter S. Fiek
	Name:	Peter S. Fiek
	Title:	Assistant Secretary
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

SYMETRA LIFE INSURANCE COMPANY, a Washington corporation

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston

		Name:	Karen A. Pearston
		Title:	Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke

		Name:	Colin Pennycooke
		Title:	Counsel

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Karen A. Pearston

		Name:	Karen A. Pearston
		Title:	Vice President & Associate General Counsel

	By:	/s/ Colin Pennycooke

		Name:	Colin Pennycooke
		Title:	Counsel

Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

RELIASTAR LIFE INSURANCE COMPANY

ING LIFE INSURANCE AND ANNUITY COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING Investment Management LLC, as Agent

	By:	/s/ Christopher P. Lyons

Name: Christopher P. Lyons
Title: Senior Vice President
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

TRANSAMERICA LIFE INSURANCE COMPANY
By:	/s/ Not Legible
Name:
Title:
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

AVIVA LIFE AND ANNUITY COMPANY

By:	Aviva Investors North America, Inc.,
Its authorized attorney in-fact

	By:	/s/ Roger D. Fors

Name: Roger D. Fors
Title: VP-Private Fixed Income
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Brian Keating
	Name:	Brian Keating
	Title:	Managing Director
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC

	By:	/s/ Ben Vance

Name: Ben Vance
Title: Managing Director

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC

	By:	/s/ Ben Vance

Name: Ben Vance
Title: Managing Director
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

MUTUAL OF OMAHA INSURANCE COMPANY
By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

COMPANION LIFE INSURANCE COMPANY
By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Authorized Signer
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Robert W. Eccles

Name: Robert W. Eccles
Title: Senior Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Robert W. Eccles

Name: Robert W. Eccles
Title: Senior Managing Director
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

GENWORTH LIFE INSURANCE COMPANY
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

JOHN HANCOCK LIFE INSURANCE COMPANY
By:	/s/ Adam Wise
	Name:	Adam Wise
	Title:	Director

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By:	/s/ Adam Wise
	Name:	Adam Wise
	Title:	Authorized Signatory
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz of America, Inc. as the authorized signatory and investment manager

	By:	/s/ Gary Brown

Name: Gary Brown
Title: Assistant Treasurer
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ Diane S. Griswold
	Name:	Diane S. Griswold
	Title:	Second Vice President
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

AXA EQUITABLE LIFE INSURANCE COMPANY
By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA
By:	/s/ Nick S. Coin
Name: Nick S. Coin
Title: Treasurer & Investment Manager
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

	By:	/s/ Allen Cantrell

Name: Allen Cantrell
Title: Director, Investments
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
By:	/s/ David Divine
	Name:	David Divine
	Title:	Portfolio Manager
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

TRAVELERS CASUALTY AND SURETY COMPANY
By:	/s/ David D. Rowland
	Name:	David D. Rowland
	Title:	Senior Vice President
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

KNIGHTS OF COLUMBUS
By:	/s/ Donald R. Keboe
	Name:	Donald R. Keboe
	Title:	Supreme Secretary
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Senior Vice President
Sentinel Asset Management
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By:	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President, Private Placements
Signature Page to
Transwestern Pipeline Company, LLC Note Purchase Agreement

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

HARTFORD LIFE INSURANCE COMPANY

	Series A:	$5,000,000 $4,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, NY 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T — G06612-HVA-B
Attn: Bond Interest /Principal — TRANSWESTERN PIPELINE COMPANY
5.36% DUE DECEMBER 2020
PPN #_____  Prin $_____  Int $_____
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8875/8876

Schedule A
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address: tim.greene@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8884
(4) Tax Identification Number: 06-0974148

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

HARTFORD LIFE INSURANCE COMPANY

	Series A:	$4,200,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, NY 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T — G06610-LFA-B
Attn: Bond Interest /Principal — TRANSWESTERN PIPELINE COMPANY
5.36% DUE DECEMBER 2020
PPN #_____  Prin $_____  Int $_____
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8875/8876

Schedule A
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address: tim.greene@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8884
(4) Tax Identification Number: 06-0974148

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

HARTFORD LIFE INSURANCE COMPANY

	Series A:	$4,300,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, NY 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T — G06616-LSO-B
Attn: Bond Interest /Principal — TRANSWESTERN PIPELINE COMPANY
5.36% DUE DECEMBER 2020
PPN #_____  Prin $_____  Int $_____
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8875/8876

Schedule A
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address: tim.greene@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8884
(4) Tax Identification Number: 06-0974148

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

	Series A:	$5,000,000 $5,000,000 $5,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, NY 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T — G06583-ILA-B
Attn: Bond Interest /Principal — TRANSWESTERN PIPELINE COMPANY
5.36% DUE DECEMBER 2020
PPN #_____  Prin $_____  Int $_____
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8875/8876

Schedule A
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address: tim.greene@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8884
(4) Tax Identification Number: 39-1052598

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

	Series A:	$5,000,000 $2,500,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, NY 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T — G06586-ITT-B
Attn: Bond Interest /Principal — TRANSWESTERN PIPELINE COMPANY
5.36% DUE DECEMBER 2020
PPN #_____  Prin $_____  Int $_____
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8875/8876

Schedule A
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address: tim.greene@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses:
Regular Mailing Address:
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Fax: (860) 297-8884
(4) Tax Identification Number: 39-1052598

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	Series A:	$2,600,000

	Series B:	$8,100,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Tax Identification Number: 04-1590850

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	Series A:	$1,300,000

	Series B:	$4,000,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual DI
Acct. Name: MassMutual BA 0038 DI Private ELBX
Account No. 30566064
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Tax Identification Number: 04-1590850

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	Series A:	$1,700,000

	Series B:	$5,300,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual IFM Non-Traditional
Account No. 30510589
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Tax Identification Number: 04-1590850

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MASSACUSETTS MUTUAL LIFE INSURANCE COMPANY

	Series A:	$1,000,000

	Series B:	$3,300,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Pension Management
Account No. 30510538
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Tax Identification Number: 04-1590850

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

C.M. LIFE INSURANCE COMPANY

	Series A:	$900,000

	Series B:	$2,800,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For CM Life Segment 43 — Universal Life
Account No. 30510546
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Tax Identification Number: 06-1041383

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MASSMUTUAL ASIA LIMITED

To be registered in the name “Gerlach & Co.”	Series A:	$500,000

	Series B:	$1,500,000
(1) All payments by wire transfer of immediately available funds to:
Gerlach & Co.
c/o Citibank, N.A.
ABA Number 021000089
Concentration Account 36112805
Attn: Judy Rock
Re: MassMutual Asia
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street — Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department

Schedule A
(3) All other communications:
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
Send Corporate Action Notification to:
Citigroup Global Securities Services
Attn: Corporate Action Dept
3800 Citibank Center Tampa
Building B Floor 3
Tampa, FL 33610-9122
(4) Tax Identification Number: None. MassMutual Asia Limited is a Hong Kong corporation and does not have a Tax ID number.

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

AMERICAN GENERAL LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$25,000,000
(1) All payments by wire transfer of immediately available funds to: See attachment.
(2) All notices of payments and written confirmations of such wire transfers: See attachment.
(3) All other communications: See attachment.
(4) Tax Identification Number: See attachment.

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

	Series A:	$24,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of:
Northwestern Mutual Life
Account No. 182380324521
With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
Facsimile: (414) 625-6998
(3) All other communications:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
Facsimile: (414) 665-7124
(4) Tax Identification Number: 39-0509570

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY for its Group Annuity Separate Account

	Series A:	$1,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of:
Northwestern Mutual Life-GASA
Account No. 182380324018

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
The Northwestern Mutual Life Insurance Company
for its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
Facsimile: (414) 625-6998

Schedule A
(3) All other communications:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
Facsimile: (414) 665-7124
(4) Tax Identification Number: 39-0509570

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

PACIFIC LIFE INSURANCE COMPANY

	Series A:	$5,000,000 $5,000,000 $5,000,000

	Series B:	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
Mellon Trust of New England
ABA# 0110-0123-4
DDA 125261
Attn: MBS Income CC: 1253
A/C Name: Pacific Life Insurance Co. — General Account/PLCF1810132
Regarding: Security Description & PPN

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Mellon Trust
Attn: Pacific Life Accounting Team
One Mellon Bank Center
Room 0930
Pittsburgh, PA 15259
And:
Pacific Life Insurance Company
Attn: IMD — Cash Team
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax # 949-718-5845

Schedule A
(3) All other communications:
Pacific Life Insurance Company
Attn: IMD — Portfolio Management
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax # 949-720-1963
(4) Tax Identification Number: 95-1079000

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

PACIFIC LIFE & ANNUITY COMPANY

	Series A:	N/A

	Series B:	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
Mellon Trust of New England
ABA# 0110-0123-4
DDA 125261
Attn: MBS Income CC: 1253
A/C Name: Pacific Life and Annuity Company / PLCF1811612
Regarding: Security Description & PPN

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Mellon Trust
Attn: Pacific Life Accounting Team
One Mellon Bank Center
Room 0930
Pittsburgh, PA 15259
And:
Pacific Life Insurance Company
Attn: IMD — Cash Team
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax # 949-718-5845

Schedule A
(3) All other communications:
Pacific Life Insurance Company
Attn: IMD — Portfolio Management
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax # 949-720-1963
(4) Tax Identification Number: 95-3769814

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

SYMETRA LIFE INSURANCE COMPANY

To be registered in the name “CUDD & CO.”	Series A:	$7,500,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
ABA No.: 021000021
JPMorgan Chase
For Acct: Funds Clearance
Account: 9009002859
OBI PFGSE (S) B0071445()
Attn: (cusip number  _____  — Transwestern Pipeline Company LLC)
Symetra Life Annuities (AFS) #P64472

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
via Email: Privateplacements2@exchange.principal.com
Symetra Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Schedule A
(3) All other communications:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
via Email: Privateplacements2@exchange.principal.com
(4) Tax Identification Number: 91-0742147

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

SYMETRA LIFE INSURANCE COMPANY

To be registered in the name “CUDD & CO.”	Series A:	$5,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
ABA No.: 021000021
JPMorgan Chase
For Acct: Funds Clearance
Account: 9009002859
OBI PFGSE (S) B0071445()
Attn: (cusip number  _____  — Transwestern Pipeline Company LLC)
Symetra Life Annuities(AFS) #P63875

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
And via Email: Privateplacements2@exchange.principal.com
With a copy to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Schedule A
(3) All other communications:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
(4) Tax Identification Number: 91-0742147

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

PRINCIPAL LIFE INSURANCE COMPANY

	Series A:	$6,000,000 $2,500,000 $2,000,000 $1,000,000 $1,000,000

	Series B:	N/A
(1) All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
ABA No.: 121000248
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to: Principal Life Insurance Company
Account No.: 0000014752
OBI PFGSE (S) B0071445()
Attn: (cusip number  _____  — Transwestern Pipeline Company LLC)
With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Schedule A
(3) All other communications:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
(4) Tax Identification Number: 42-0127290

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

ING LIFE INSURANCE AND ANNUITY COMPANY

	Series A:	$5,550,000

	Series B:	$5,550,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York Mellon
ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: ILIAC/Acct. 216101
Reference: 89407# AF5 (Series A); 89407# AG3 (Series B)
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

Schedule A
(3) All other communications:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
(4) Tax Identification Number: 71-0294708

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

RELIASTAR LIFE INSURANCE COMPANY

	Series A:	$2,350,000

	Series B:	$2,350,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York Mellon
ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: RLIC/Acct. 187035
Reference: 89407# AF5 (Series A); 89407# AG3 (Series B)
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

Schedule A
(3) All other communications:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
(4)	Tax Identification Number: 41-0451140

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

	Series A:	$2,100,000

	Series B:	$2,100,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York Mellon
ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: RLNY/Acct. 187038
Reference: 89407# AF5 (Series A); 89407# AG3 (Series B)
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

Schedule A
(3) All other communications:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
(4) Tax Identification Number: 53-0242530

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

TRANSAMERICA LIFE INSURANCE COMPANY

	Series A:	$4,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
111 Wall Street
New York, NY 10043
ABA #021000089
DDA #36218394
Custody Account No. 851612
FC TLIC TRS1 07
Reference: CUSIP/PPN, Principal & Interest Allocation

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Email: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attn: Custody Operations-Privates MS 7013
4333 Edgewood Road NE
Cedar Rapids, IA 52499-7013

Schedule A
(3) All other communications:
AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Phone: 319-355-2432
Fax: 319-355-2666
AEGON USA Investment Management, LLC
Attn: Director of Private Placements
400 West Market Street
Louisville, KY 40202
Phone: 502-560-2769
Fax: 502-560-2030
(4) Tax Identification Number: 39-0989781

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

TRANSAMERICA LIFE INSURANCE COMPANY

	Series A:	$3,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
111 Wall Street
New York, NY 10043
ABA #021000089
DDA #36218394
Custody Account No. 851616
FC TLIC — REI1 07
Reference: CUSIP/PPN, Principal & Interest Allocation
With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Email: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attn: Custody Operations-Privates MS 7013
4333 Edgewood Road NE
Cedar Rapids, IA 52499-7013

Schedule A
(3) All other communications:
AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Phone: 319-355-2432
Fax: 319-355-2666
AEGON USA Investment Management, LLC
Attn: Director of Private Placements
400 West Market Street
Louisville, KY 40202
Phone: 502-560-2769
Fax: 502-560-2030
(4) Tax Identification Number: 39-0989781

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

TRANSAMERICA LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$4,000,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
111 Wall Street
New York, NY 10043
ABA #021000089
DDA #36218394
Custody Account No. 204911
FC TLIC — LPG0 07
Reference: CUSIP/PPN, Principal & Interest Allocation
With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Email: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attn: Custody Operations-Privates MS 7013
4333 Edgewood Road NE
Cedar Rapids, IA 52499-7013

Schedule A
(3) All other communications:
AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Phone: 319-355-2432
Fax: 319-355-2666
AEGON USA Investment Management, LLC
Attn: Director of Private Placements
400 West Market Street
Louisville, KY 40202
Phone: 502-560-2769
Fax: 502-560-2030
(4) Tax Identification Number: 39-0989781

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

TRANSAMERICA LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$4,000,000
(1) All payments by wire transfer of immediately available funds to:
Citibank, N.A.
111 Wall Street
New York, NY 10043
ABA #021000089
DDA #36218394
Custody Account No. 204375
FC TLIC — FMDV07
Reference: CUSIP/PPN, Principal & Interest Allocation
With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Email: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attn: Custody Operations-Privates MS 7013
4333 Edgewood Road NE
Cedar Rapids, IA 52499-7013

Schedule A
(3) All other communications:
AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Phone: 319-355-2432
Fax: 319-355-2666
AEGON USA Investment Management, LLC
Attn: Director of Private Placements
400 West Market Street
Louisville, KY 40202
Phone: 502-560-2769
Fax: 502-560-2030
(4) Tax Identification Number: 39-0989781

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

AVIVA LIFE AND ANNUITY COMPANY

To be registered in the name “HARE & CO.”	Series A:	N/A

	Series B:	$4,000,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA # 021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: Aviva Life and Annuity Co-Annuity
Custody Account Number: 010048
Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439

Schedule A
(3) All other communications:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
(4) Tax Identification Number: 13-6062916

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

AVIVA LIFE AND ANNUITY COMPANY

To be registered in the name “HARE & CO.”	Series A:	N/A

	Series B:	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA # 021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: ALA Custody
Custody Account Number: 010040
Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439

Schedule A
(3) All other communications:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
(4) Tax Identification Number: 13-6062916

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

AVIVA LIFE AND ANNUITY COMPANY

To be registered in the name “HARE & CO.”	Series A:	N/A

	Series B:	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA # 021000018
Credit A/C# GLA111566
A/C Name: ALAC — Private FI
Custody Account Name: ALAC — Private FI
Custody Account Number: 447702
Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439

Schedule A
(3) All other communications:
PREFERRED REMITTANCE: privateplacements@avivainestors.com
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
(4) Tax Identification Number: 13-6062916

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	Series A:	$7,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, CUSIP #                     , Issuer name
With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
FAX # (212) 919-2658
(3) All other communications:
The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
FAX # (212) 919-2658
(4) Tax Identification Number: 13-5123390

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

	Series A:	N/A

	Series B:	$7,000,000
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G07064, Berkshire Life Insurance, CUSIP #                     , [issuer name]
(2) All notices of payments and written confirmations of such wire transfers:
Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
FAX # (212) 919-2658
(3) All other communications:
Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
FAX # (212) 919-2658
(4) Tax Identification Number: 75-1277524

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

To be registered in the name “CUDD & CO.”	Series A:	N/A

	Series B:	$7,000,000
(1) All payments by wire transfer of immediately available funds to:
CUDD & CO.
c/o JPMorgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
A/C #900-9-0002000
Custodial Account No. G06704
Please reference: Issuer
 PPN
 Coupon
 Maturity
 Principal = $
 Interest = $
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351

Schedule A
(3) All other communications:
Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351
(4) Tax Identification Number: 13-6022143 (CUDD & CO.)

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

To be registered in the name “CUDD & CO.”	Series A:	N/A

	Series B:	$7,000,000
(1) All payments by wire transfer of immediately available funds to:
CUDD & CO.
c/o JPMorgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
A/C #900-9-0002000
Custodial Account No. G08292
Please reference: Issuer
 PPN
 Coupon
 Maturity
 Principal = $
 Interest = $
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351

Schedule A
(3) All other communications:
Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351
(4) Tax Identification Number: 13-6022143 (CUDD & CO.)

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MUTUAL OF OMAHA INSURANCE COMPANY

	Series A:	N/A

	Series B:	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA No. 021000021
Private Income Processing
For credit to:
Mutual of Omaha Insurance Company
Account #900-9000200
A/C: G07096
CUSIP/PPN:
Interest Amount:
Principal Amount:
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
A/C: G07096

Schedule A
(3) All other communications:
4 — Investment Accounting
Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
(4) Tax Identification Number: 47-0246511

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

UNITED OF OMAHA LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$6,000,000
(1) All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA No. 021000021
Private Income Processing
For credit to:
Mutual of Omaha Insurance Company
Account #900-9000200
A/C: G07097
CUSIP/PPN:
Interest Amount:
Principal Amount:
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
A/C: G07097

Schedule A
(3) All other communications:
4 — Investment Accounting
Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
(4) Tax Identification Number: 47-0322111

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

COMPANION LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$2,000,000
(1) All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA No. 021000021
Private Income Processing
For credit to:
Mutual of Omaha Insurance Company
Account #900-9000200
A/C: G07903
CUSIP/PPN:
Interest Amount:
Principal Amount:
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
A/C: G07903

Schedule A
(3) All other communications:
4 — Investment Accounting
Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
(4) Tax Identification Number: 13-1595128

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

To be registered in the name “CIG & CO.”	Series A:	$1,000,000
		$1,000,000
		$1,000,000
		$1,000,000
		$1,000,000

	Series B:	$1,000,000
		$1,000,000
		$1,000,000
		$1,000,000
(1) All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA# 021000021
OBI=name of company; description of security; interest rate; maturity date; PPN/CUSIP
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
With a copy to:
J.P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, TX 75254
Attention: Jamshid Irshad, Mail Code TX1-J249
Phone: 469-477-2036
Fax: 469-477-1904

Schedule A
(3) All other communications:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
(4) Tax Identification Number: 13-3574027

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

LIFE INSURANCE COMPANY OF NORTH AMERICA

To be registered in the name “CIG & CO.”	Series A:	N/A

	Series B:	$3,000,000
(1) All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA# 021000021
OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
With a copy to:
J.P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, TX 75254
Attention: Jamshid Irshad, Mail Code TX1-J249
Phone: 469-477-2036
Fax: 469-477-1904

Schedule A
(3) All other communications:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
(4) Tax Identification Number: 13-3574027

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

GENWORTH LIFE INSURANCE COMPANY

To be registered in the name “HARE & CO.”	Series A:	N/A

	Series B:	$12,000,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York
ABA #: 021000018
Account #: IOC566
SWIFT Code: IRVTUS3N
Acct Name: Private Placement Income Collection Account
Attn: PP P&I Department
Reference: GLIC / LILTC
CUSIP/PPN & Security Description, and Identify Principal and Interest Amounts
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203) 708-3368
Fax No: (866) 745-3305
And, by email, to: GNWInvestmentsOperations@genworth.com
And to:
The Bank of New York
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: PP P&I Department
Ref: GLIC  _____, CUSIP/PPN and Security Description
P&I Contact: Purisima Teylan — (718) 315-3035

Schedule A
(3) All other communications:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Dorothy Michalowski
Telephone No: (212) 895-4031
Fax No: (866) 745-0947
And, by email, to: GNWInvestmentsOperations@genworth.com
(4) Tax Identification Number: 91-6027719

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

JOHN HANCOCK LIFE INSURANCE COMPANY

	Series A:	N/A

	Series B:	$6,000,000
(1) All payments by wire transfer of immediately available funds to:
Bank Name: Bank of New York Mellon
ABA Number: 011001234
Account Number: JPPF1001002
Account Name: US PP Collector F008
DDA Number: 048771

On Order of:	Name of Issuer, CUSIP/PPN and P&I Breakdown Full name, interest rate and maturity date of Notes or other obligations
(2) All notices of payments and written confirmations of such wire transfers:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: US Securities Operations, C-4
Fax Number: (617) 572-0628
And:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax Number: (617) 572-5495
All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1165

Schedule A
(3) All other communications:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
And:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporation Finance, C-2
Fax Number: (617) 572-1165
(4) Tax Identification Number: 04-1414660

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

	Series A:	N/A

	Series B:	$4,000,000
(1) All payments by wire transfer of immediately available funds to:
Bank Name: Bank of New York Mellon
ABA Number: 011001234
Account Number: JPPF1001002
Account Name: US PP Collector F008
DDA Number: 048771

On Order of:	Name of Issuer, CUSIP/PPN and P&I Breakdown Full name, interest rate and maturity date of Notes or other obligations
(2) All notices of payments and written confirmations of such wire transfers:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: US Securities Operations, C-4
Fax Number: (617) 572-0628
And:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax Number: (617) 572-5495
All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1165

Schedule A
(3) All other communications:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
And:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporation Finance, C-2
Fax Number: (617) 572-1165
(4) Tax Identification Number: 01-0233346

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

To be registered in the name “MAC & CO.”	Series A:	N/A

	Series B:	$9,000,000
(1) All payments by wire transfer of immediately available funds to:
MAC & CO.
The Bank of New York Mellon
ABA # 011001234
BNY Mellon Account No. AZAF6700012
DDA 125261
Cost Center 1253
Re: “Accompanying Information” below
For Credit to Portfolio Account: AZLife AZAF6700012
Accompanying Information:
Name of Issuer:
Description of Security: $                     Series                      Notes, due
PPN: 89407# AG3

Due Date and Application (as among principal, make whole and interest) of the payment being made:
(2) All notices of payments and written confirmations of such wire transfers:
Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone: 203-221-8580
Fax: 203-221-8539
E-mail: Brian.Landry@azoa.com
With a copy to:

Kathy Muhl
Supervisor — Income Group
The Bank of New York Mellon
Three Mellon Center — Room 3418
Pittsburgh, Pennsylvania 15259
Phone: 412-234-5192
E-mail: muhl.kl@mellon.com

Schedule A
(3) All other communications:
Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone: 203-221-8580
Fax: 203-221-8539
E-mail: Brian.Landry@azoa.com
(4) Tax Identification Number: 41-1366075

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

PROTECTIVE LIFE INSURANCE COMPANY

To be registered in the name “HARE & CO.”	Series A:	N/A

	Series B:	$9,000,000
(1) All payments by wire transfer of immediately available funds to:
The Bank of New York
ABA #: 021000018
BNF: IOC566
ATTN: PP P & I Department
FFC Cust. Acct #382426
REF: West Coast Life Ins., Co. PPN #
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Back.office@protective.com
West Coast Life Insurance Company
Attn: Investment Department — Kim Wilkerson
2801 Hwy. 280 South
Birmingham, Al 35223
(3) All other communications:
Back.office@protective.com
West Coast Life Insurance Company
Attn: Investment Department — Kim Wilkerson
2801 Hwy. 280 South
Birmingham, Al 35223
(4) Tax Identification Number: 94-0971150

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

AXA EQUITABLE LIFE INSURANCE COMPANY

	Series A:	$6,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 037-2-417394
Custody Account: G05476
Face Amount of $6,000,000.00
Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.
(2) All notices of payments and written confirmations of such wire transfers:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the America
38th Floor
New York, New York 10105
Attention: Cosmo Valente (Telephone #: (212) 969-6384)

Schedule A
(3) All other communications:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Vincent Quimi
 AllianceBernstein PLC
 (Telephone #: (212) 969-1331)
(4) Tax Identification Number: 13-557-0651

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

MODERN WOODMEN OF AMERICA

	Series A:	$6,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
The Northern Trust Company.
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Account Name: Modern Woodmen of America
Account No. 84352
Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No.                                            and the due date and application (as among principal, premium and interest) of the payment being made.
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201
Fax: (309) 793-5688

Schedule A
(3) All other communications:
Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201
Email: investments@modern-woodmen.org
Fax: (309) 793-5688
(4) Tax Identification Number: 36-1493430

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

CUNA MUTUAL INSURANCE SOCIETY

To be registered in name “TURNKEYS + CO”	Series A:	$5,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
State Street Bank
DTC/New York Window
Attn: Robert Mendez
55 Water Street
Plaza Level — 3rd Floor
New York, NY 10041
ABA: 011000028
Bank: State Street Bank
Account Name: CUNA MUTUAL INSURANCE SOCIETY
DDA #: 1044-851-2
Reference Fund: ZT1E
Nominee Name: TURNKEYS + CO.
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM
Members Capital Advisors, Inc.
ATTN: Private Placements
5910 Mineral Point Road
Madison WI 53705-44566

Schedule A
(3) All other communications:
Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM
Members Capital Advisors, Inc.
ATTN: Private Placements
5910 Mineral Point Road
Madison WI 53705-44566
(4) Tax Identification Number: 39-0230590

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

	Series A:	$5,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
State Street Bank and Trust Company
Boston, MA 02101
ABA #011000028
For further credit to: Southern Farm Bureau Life Insurance Company
DDA #59848127
Account #EQ83
Each such payment should identify the security by its name or PPN and include the principal and interest breakdown. (If the wire is not a principal and/or interest payment, indicate the type of payment.)
(2) All notices of payments and written confirmations of such wire transfers:
Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213
Attn: Investment Department

Schedule A
(3) All other communications, including Waivers, Amendments, Consents and financial information should be sent to:
Investment Department
Southern Farm Bureau Life Insurance Company
P. O. Box 78
Jackson, MS 39205
Attn: Investment Department
Or by overnight delivery to:
1401 Livingston Lane
Jackson, MS 39213
Contact Person:
David Divine
Telephone (601) 981-5332 extension 1010
Facsimile (601)-981-3605
ddivine@sfbli.com
(4) Tax Identification Number: 64-0283583

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

TRAVELERS CASUALTY AND SURETY COMPANY

	Series A:	$5,000,000

	Series B:	N/A
(1) All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “                    ” and as to interest rate, security description, maturity date, Private Placement Number, principal, premium or interest”) to:
JP Morgan Chase Bank
ABA #021000021
Wire Account Name: Travelers Indemnity Company — Private Placements
Wire Account Number: 323954448
(2) All notices of payments and written confirmations of such wire transfers:
Travelers Casualty and Surety Company
c/o The Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396
(3) All other communications, including Waivers, Amendments, Consents and financial information should be sent to:
Travelers Casualty and Surety Company
c/o The Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396
(4) Tax Identification Number: 06-6033504

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

KNIGHTS OF COLUMBUS
One Columbus Plaza
New Haven, CT 06510-3326
Attn: Investment Accounting Department, 14th Floor	Series A:	$3,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
ATTN: P&I Dept
A/C Name: Knights of Columbus Life Account
Account#: 200700
P & I Breakdown:
RE: PPN #, Company, Note description
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Knights of Columbus
Life Account # 200700
Attn: Investment Accounting Department, 14th Floor
One Columbus Plaza, New Haven, CT 06510-3326 USA
(3) All other communications:
Knights of Columbus
Attn: Investment Department, 19th Floor
One Columbus Plaza, New Haven, CT 06510-3326 USA
(4) Tax Identification Number: 06-0416470

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

LIFE INSURANCE COMPANY OF THE SOUTHWEST

	Series A:	$1,000,000

	Series B:	$2,000,000
(1) All payments by wire transfer of immediately available funds to:
J.P. Morgan Chase & Co.
New York, NY 10010
ABA # 021000021
Account No. 910-2-754349
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604
Attention: Private Placements
Fax: 802-223-9332
E-mail: shiggins@nationallife.com

Schedule A
(3) All other communications:
Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604
Attention: Private Placements
Fax: 802-223-9332
E-mail: shiggins@nationallife.com
(4) Tax Identification Number: 75-0953004

Schedule A
Information Relating To Purchasers

Name of purchaser:	Principal Amount of notes to be purchased:

THE OHIO NATIONAL LIFE INSURANCE COMPANY
One Financial Way Cincinnati, OH 45242 Attention: Investment Department	Series A:	$2,000,000

	Series B:	N/A
(1) All payments by wire transfer of immediately available funds to:
U.S. Bank N.A. (ABA #042-000013)
5th and Walnut Streets
Cincinnati, OH 45202
For Credit to The Ohio National Life Insurance Company’s Account No. 910-275-7
With sufficient information to identity the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
The Ohio National Life Insurance Company
Post Office Box 237
Cincinnati, OH 45201
Attention: Investment Department
(3) All other communications:
The Ohio National Life Insurance Company
Post Office Box 237
Cincinnati, OH 45201
Attention: Investment Department
(4) Tax Identification Number: 31-0397080

SCHEDULE B
DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“15% Basket” has the meaning assigned to that term in Section 10(a)(iv) of this Agreement.
“2004 Note Purchase Agreement” has the meaning assigned to that term in Schedule 5.15 of this Agreement.
“2007 Note Purchase Agreement” has the meaning assigned to that term in Schedule 5.15 of this Agreement.
“2009 Intercompany Loan Agreement” has the meaning assigned to that term in Schedule 5.15 of this Agreement.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
“Agreement” means that certain Note Purchase Agreement, dated as of December 9, 2009 between the Company and the Purchasers.
“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount equal to all obligations thereunder (including the amount of any termination payments that would be payable on such date if the Hedge Agreement were terminated).
“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.
“Asset Sale” means a sale, lease, transfer or other disposition by the Company or any of its Subsidiaries to any Person (other than the Company or any of its Subsidiaries), in one transaction or in a series of transactions, of any of its assets, other than (a) the sale of pipeline capacity or natural gas or inventory in the ordinary course of business, (b) the sale of surplus, obsolete or worn-out equipment, vehicles or other property in the ordinary course of business, (c) the lease or sublease of any property in the ordinary course of business, (d) the voluntary termination of any Hedge Agreement, (e) the sale or discount of accounts receivable in the ordinary course of business in connection with the compromise or collection thereof, and (f) the disposition of all or substantially all of its assets in a manner permitted pursuant to Section 10(e)(i) or Section 10(e)(ii).
“Attributable Indebtedness” means, with respect to any Sale Leaseback Transaction, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such Sale Leaseback Transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Indebtedness shall be the lesser of the Attributable Indebtedness determined assuming termination on the first date such lease may be terminated (in which case the Attributable Indebtedness shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date on which it may be so terminated) or the Attributable Indebtedness determined assuming no such termination.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
“Capitalized Leases” means, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.
“Change of Control” means the occurrence of any of the following events: (a) the failure of one or more ETP Entities to directly own, individually or collectively, more than 50% of the Equity Interests in the Company, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person (or syndicate or group of Persons which are deemed a “person” for the purposes of Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more of the Equity Interests in Energy Transfer Interstate Holdings, LLC than the ETP Entities, or (c) the failure of Energy Transfer Interstate Holdings, LLC to own, directly or indirectly, 100% of the Equity Interests in the Company.
“Closing” has the meaning assigned to that term in Section 3 of this Agreement.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Company” has the meaning assigned to that term in the introductory paragraph of this Agreement.
“Company Offer Notice” has the meaning assigned to that term in Section 8.4(b) of this Agreement.
“Confidential Information” has the meaning assigned to that term in Section 20 of this Agreement.

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.
“Consolidated Net Tangible Assets” means, at any date of determination, the total amount of assets of the Company and its Subsidiaries after deducting therefrom:
(a) all current liabilities (excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (ii) current maturities of Long-Term Debt); and
(b) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the Consolidated balance sheet of the Company and its Subsidiaries for the Company’s most recently completed fiscal quarter, prepared in accordance with GAAP.
“Consolidated Total Capitalization” means, at any time, an amount equal to the sum of (a) Consolidated Debt for Borrowed Money of the Company and its Subsidiaries at such time plus (b) an amount equal to the sum of all amounts which, in accordance with GAAP, would be included under members’ equity on a Consolidated balance sheet of the Company and its Subsidiaries.
“Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement (other than in the ordinary course of business and not in connection with a financing transaction of such Person) or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Control Event” means:
(i) the execution by the Company, any of the ETP Entities or any other Person (which has notified the Company) of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change of Control,
(ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control, or
(iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of a Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of a Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change of Control; provided, however, that this clause (iii) shall only be applicable when the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act.
“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letters of credit or other similar arrangements or credit support facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Contingent Obligations of such Person in respect of the types of Debt described in clauses (a) through (g) above and (i) all indebtedness and other payment Obligations referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations.
“Debt for Borrowed Money” of any Person means, at any date of determination, all Debt of such Person (other than Debt referred to in clause (g) of the definition thereof).
“Debt/Capitalization Ratio” means, as of any date of determination, the ratio of (a) the aggregate amount of outstanding Consolidated Debt for Borrowed Money of the Company and

its Subsidiaries as of such date to (b) Consolidated Total Capitalization of the Company and its Subsidiaries as of such date.
“Default” means the occurrence and continuance of an event, which with the giving of notice or lapse of time, or both, would constitute an Event of Default.
“Default Rate” means that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York, as its “base” or “prime” rate.
“Disclosure Documents” has the meaning assigned to that term in Section 5.3 of this Agreement.
“Dispose” or “Disposition” means a sale, lease, transfer or other disposition.
“Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.
“Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or non-voting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
“ETP” means Energy Transfer Partners, L.P., a Delaware limited partnership.
“ETP Entities” means, collectively, ETP and its Affiliates.
“ETP Holdco” means Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company.
“ETP Holding Company” means any direct or indirect Subsidiary of ETP or its parent company that directly or indirectly holds more than 50% of the Equity Interests in the Company.
“Event of Default” has the meaning assigned to that term in Section 11 of this Agreement.
“Excess Cash Proceeds” has the meaning assigned to that term in Section 8.3(d) of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Fiscal Year” means (a) a fiscal year of the Company and its Consolidated Subsidiaries ending on December 31, or (b) if the Company notifies the holders of the Notes in writing that the Company has changed its fiscal year to August 31, thereafter a fiscal year of the Company and its Consolidated Subsidiaries ending on August 31.
“GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America.
“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign, exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.
“Guarantor” means any Subsidiary of the Company that enters into a Subsidiary Guaranty.
“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.
“Hedge Agreements” means interest rate, commodity or currency swap, cap or collar agreements, future or option contracts and other hedging agreements (including, without limitation, all “swap agreements” as defined in 11 U.S.C. § 101).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) $1,000,000 or more in aggregate principal amount of either the Series A Notes or the Series B Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Investment Company Act” means the United States Investment Company Act of 1940, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.
“Law” means any foreign, federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree, judgment, awards, injunction, determination, or writ to which the Company or any of its Subsidiaries is a party).
“Leased Real Property” has the meaning assigned to that term in Section 5.10 of this Agreement.
“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.
“Loan Documents” means this Agreement, the Notes and any Subsidiary Guaranty.
“Long-Term Debt” means any Debt that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.
“Make-Whole Amount” has the meaning assigned to that term in Section 8.8 of this Agreement.
“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition or assets of the Company and its Subsidiaries, taken as a whole, (b) the ability of any party to any Loan Documents to perform their obligations thereunder or (c) the validity or enforceability of any Loan Documents or the rights and remedies of the Purchasers.

“Memorandum” has the meaning assigned to that term in Section 5.3 of this Agreement.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“Net Cash Proceeds” means, with respect to any Asset Sale, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) in connection with such transaction after deducting therefrom only (without duplication) (i) all out-of-pocket costs and expenses of the Company incurred in connection with such transaction, including any brokerage commissions, underwriting fees and discounts, legal fees, finder’s fees and other similar fees and commissions, (ii) the amount of taxes payable in connection with or as a result of such transaction and (iii) the amount of any Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of the Company or a Restricted Person and are properly attributable to such transaction or to the asset that is the subject thereof; provided, however, that in the case of taxes that are deductible under clause (ii) above but for the fact that, at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, the Company or its Subsidiaries may deduct an amount (the “Reserved Amount”) equal to the amount reserved in accordance with GAAP for the Company’s or its Subsidiaries reasonable estimate of such taxes, other than taxes for which the Company or such Subsidiary is indemnified, provided further, however, that, at the time such taxes are paid, an amount equal to the amount, if any, by which the Reserved Amount for such taxes exceeds the amount of such taxes actually paid shall constitute “Net Cash Proceeds” of the type for which such taxes were reserved for all purposes hereunder.
“New Credit Facility” means any unsecured credit facility entered into at any time and from time to time after the date hereof (provided, that immediately before and after giving effect thereto there is no Default under Section 10(i) of this Agreement) pursuant to which the Company incurs unsecured debt for borrowed money from commercial banks or other institutional lenders, or any refinancing or replacement thereof and as amended or modified.
“Non-Guarantor Subsidiary” has the meaning assigned to that term in Section 9(h) of this Agreement.
“Notes” has the meaning assigned to that term in Section 1(ii) of this Agreement.
“NPL” means the National Priorities List under CERCLA.
“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 5.8. Without limiting the generality of the foregoing, the Obligations of the Company or any of its Subsidiaries under the Loan Documents include the obligation to pay principal, interest, premium (including any Make-Whole Amount), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by the Company or any of its Subsidiaries under any Loan Document.
“Officer’s Certificate” means, with respect to any Person, a certificate signed by a Responsible Officer of such Person.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor.
“Permitted Liens” means any of the following Liens:
(a) Any Lien:
(i) arising by reason of deposits with or the giving of any form of security to any governmental agency or any other governmental body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Company or a Subsidiary of the Company;
(ii) for current taxes and assessments or not at the time delinquent and for which adequate reserves have been established to the extent required by GAAP; or
(iii) for taxes and assessments which are delinquent but the validity of which is being contested at the time by the Company or a Subsidiary of the Company in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP;
(b) Leases, whether now or hereafter existing, in the ordinary course of business, of property and assets now and hereafter owned by the Company or any of its Subsidiaries (excluding Capitalized Leases) and any renewals or extensions thereof;
(c) Liens reserved in leases, or arising by operation of law, for rent and for compliance with the terms of the lease in the case of the leasehold estates;
(d) Liens arising by reason of deposits with or the giving of any form of security to any governmental agency or any other governmental body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Company or its Subsidiaries to maintain self-insurance or to participate in any fund for liability on any insurance risks or in connection with workmen’s compensation, unemployment insurance, old age pensions or other social security or to share in the privileges or benefits required for companies participating in such arrangements;

(e) (i) Mechanics’, materialmen’s, warehousemen’s, landlord’s or similar Liens or any Lien arising by reason of pledges or deposits to secure payment of workmen’s compensation or other insurance or social security legislation, (ii) good faith deposits or downpayments in connection with tenders or leases of real estate, bids or contracts (other than contracts for the payment of money), including contracts for the acquisition of machinery and equipment, (iii) deposits to secure public or statutory obligations, (iv) deposits to secure or in lieu of surety, stay or appeal bonds, (v) margin deposits (provided that all such margin deposits shall not exceed $2,000,000 in the aggregate at any time) and (vi) deposits as security for the payment of taxes or assessments or other similar charges;
(f) Liens of any judgments not constituting an Event of Default under Section 11(h);
(g) Any obligation or duties, affecting the property of the Company or its Subsidiaries, to any municipality or governmental, statutory or other public authority with respect to any franchise, grant, lease, license, permit or similar arrangement with such authority;
(h) Rights reserved to or vested in any municipality or governmental, statutory or other public authority by the terms of any right, power, franchise, grant, license or permit or by any provision of law, to terminate or to require annual or other periodic payments as a condition to the continuance of such right, power, franchise, grant, license or permit;
(i) Rights reserved to or vested in any municipality or governmental, statutory or other public authority to control or regulate any property of the Company or its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purpose for which it is held by the Company or such Subsidiaries;
(j) Zoning laws and ordinances;
(k) Restrictive covenants, easements on, exceptions to or reservations in respect of any property of the Company or its Subsidiaries granted or reserved for the purpose of electric lines, fiber optic lines, water and sewer lines, pipelines, other utilities, roads, streets, alleys, highways, railroad purposes, the removal of oil, gas, hydrocarbon, coal or other minerals, and other like purposes, or for the use of real property or interests therein, facilities and equipment, which do not materially impair the use thereof for the purposes for which it is held by the Company or such Subsidiaries, and any and all rents, royalties, reservations, Liens and rights or interests of third parties, in each case not securing any Debt, arising in the ordinary course of business of the Company or its Subsidiaries by virtue of any lease or exploration, development, drilling, unitization, communitization or operating agreement relating to or affecting any oil, gas, hydrocarbon, coal or other mineral properties in which the Company or any of its Subsidiaries has an interest;
(l) Defects or irregularities of title, and inaccuracies of legal descriptions, affecting any portion of the property of the Company or any of its Subsidiaries that individually or in the aggregate do not materially interfere with the operation, value of use of the properties of the Company or such Subsidiaries taken as a whole;
(m) Liens securing Debt with respect to Debt of any Person that becomes a Subsidiary of the Company, provided that such Liens were in existence prior to the date on which such Person becomes a Subsidiary of the Company and were not created in contemplation of such Person becoming a Subsidiary of the Company;
(n) Liens on any office equipment, data processing equipment (including computer and computer peripheral equipment), or motor vehicles purchased in the ordinary course of the Company’s business; and
(o) Liens created in the ordinary course of business and not in connection with the incurrence of secured Debt in favor of banks and other financial institutions constituting a right of set-off over credit balances or any bank accounts of the Company or any of its Subsidiaries held at such banks or financial institutions.
“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.
“Priority Obligations Amount” means the sum (without duplication) of (i) all Attributable Indebtedness with respect to any Sale Leaseback Transaction entered into by the Company or any of its Subsidiaries, (ii) all Debt of the Company or any of its Subsidiaries secured by a Lien (other than Liens permitted by clauses (i) through (iii) of Section 10(a)) and (iii) all Debt of Non-Guarantor Subsidiaries (other than Debt owed to the Company or another Subsidiary).
“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
“Proposed Asset Sale Prepayment Date” has the meaning assigned to that term in Section 8.3(b) of this Agreement.
“Proposed Change of Control Prepayment Date” has the meaning assigned to that term in Section 8.4(c) of this Agreement.

“PTE” is defined in Section 6.2(a).
“PUHCA” means the United States Public Utility Holding Company Act of 2005, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.
“Purchaser” has the meaning assigned to that term in the introductory paragraph of this Agreement.
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Qualifying Credit Facility” means any one or more facilities providing credit availability, individually or in the aggregate, in excess of $75,000,000 to any one or more of the Company and/or its Subsidiaries, as such agreement or facility may be amended, restated, supplemented or otherwise modified and together with increases, refinancings and replacements thereof.
“Redeemable” means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.
“Regulation U” has the meaning assigned to that term in Section 5.14 of this Agreement.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any Restricted Persons). Unless the context otherwise clearly requires, any reference to the “Required Holders” is a reference to the Required Holders of all of the Notes.
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or its Subsidiaries, as applicable, with responsibility for the administration of the relevant portion of this Agreement.
“Restricted Payment” has the meaning assigned to that term in Section 10(f) of this Agreement.
“Restricted Persons” means any (i) Person that owns or otherwise controls, directly or indirectly, more than fifteen percent (15%) of the Equity Interests of the Company and any such Person’s Subsidiaries or other Affiliates, and/or (ii) Person that is an Affiliate of the Company.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sale Leaseback Transaction” has the meaning assigned to that term in Section 10(g) of this Agreement.
“SEC” means the United States Securities and Exchange Commission, or any successor thereto.
“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.
“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Series A Notes” has the meaning assigned to that term in Section 1 of this Agreement.
“Series B Notes” has the meaning assigned to that term in Section 1 of this Agreement.
“Stated Maturity Date” means (a) with respect to the Series A Notes, December 9, 2020 and (b) with respect to the Series B Notes, December 9, 2024.
“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such Person (irrespective of whether at the time capital stock of any other class or classes of such Person shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
“Subsidiary Guaranty” means each guaranty entered into, pursuant to Section 9(h), by a Subsidiary of the Company, substantially in form and substance reasonably acceptable to, and approved by, the Required Holders, guaranteeing the obligations of the Company and any other Subsidiary Guarantors under this Agreement and the Notes.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
“Term Advances” means any term loans made, from time to time, under the New Credit Facility.
“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

SCHEDULE C
INTERCOMPANY DEBT SUBORDINATION PROVISIONS

FORM OF SUBORDINATION PROVISION
Subordination. The Subordinated Lender (i.e., any of the Company’s direct or indirect parent(s) (or any equity owner thereof) or any Affiliate thereof) and the Company each agrees that the debt created pursuant to this agreement (such debt, the “Subordinated Debt” and this agreement governing the Subordinated Debt, the “Subordinated Debt Agreement”) is expressly made and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior due and punctual payment in full of all obligations of the Company now or hereafter existing under the Notes (as defined in the Note Purchase Agreement referred to below), and any other amounts due by the Company in connection with or under the Note Purchase Agreement, dated as of December 9, 2009, (and as the same may be amended, modified or supplemented), among, in each case, the Company and the purchasers party thereto (the “Note Purchase Agreement”, and such obligations, the “Obligations”), including but not limited to the principal of, interest (including default interest) on, and any premium on, the Notes and for fees or expenses in connection therewith or under the Note Purchase Agreement (including without limitation interest (including default interest) after the filing of a petition initiating any proceeding with respect to the dissolution, winding up, liquidation, arrangement, reorganization, bankruptcy, insolvency, or receivership of the Company), and whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. The Obligations shall not be deemed to have been paid in full until (a) all of the Obligations shall have been indefeasibly paid in full and (b) all commitments of the Company under the Note Purchase Agreement have been terminated.
The Subordinated Lender hereby agrees and covenants not to ask, demand, sue for, take or receive from the Company, directly or indirectly in cash or in other property or by set-off or in any other manner (including without limitation from or by way of collateral), payment of all or any of the principal of or interest on (or any other amounts with respect of) the Subordinated Debt, other than solely as payments permitted under, and in compliance with, Section 10(f) of the Note Purchase Agreement (including, in particular, Section 10(f)(ii) thereof) unless and until the Obligations shall have been paid in full, and the Company agrees not to make any such payment. The Company may not make any payments, whether of principal and/or interest and/or other amounts, on the Subordinated Debt unless the Company makes such payments as permitted under and in compliance with Section 10(f) of the Note Purchase Agreement (including, in particular, Section 10(f)(ii) thereof).
Insolvency. In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Company or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any federal or state bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise, the holders of the Notes shall be entitled to receive payment in full of the Obligations before the Subordinated Lender is entitled to receive any payment of all or any of such Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to such Subordinated Debt in any such case, proceeding, assignment, marshaling or otherwise (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to the holders of the Notes for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been indefeasibly paid in full (“Payment in Full”).
Payments Received in Trust. All payments or distributions upon or with respect to the Subordinated Debt that are received by the Subordinated Lender contrary to the provisions of this Subordinated Debt Agreement shall be received in trust for the benefit of the holders of the Notes and shall be forthwith paid over to the holders of Notes in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Obligations.
Senior Default. In the event that (i) any default in the payment of any principal of, interest on or fees or premium relating to any of the Obligations or (ii) any event of default with respect to any of the Obligations shall have occurred and be continuing, then no payment (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Company for or on account of any Subordinated Debt, and the Subordinated Lender shall not take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt.
Express Third Party Beneficiaries. The Subordinated Lender and the Company agree that the holders of the Notes are express third party beneficiaries of the provisions contained herein.

C-2

Schedule 5.10
EXISTING LIENS
None.

SCHEDULE 5.11
LICENSES, PERMITS, ETC.
Transwestern
Active Trademarks:
•	TW Logo — with Flame Registration Number: 0734713 Registered on: July 17, 1962

•	“TRANSWESTERN” Registration Number: 0750308 Registered on: May 28, 1963

SCHEDULE 5.15
EXISTING INDEBTEDNESS
1.
The Company is obligated to make certain loan principal and interest payments pursuant to the Amended and Restated Promissory Note/Intercompany Loan Agreement, dated as of November 10, 2009, among the Company, as Borrower, and Energy Transfer Partners, L.P., as Lender, (the “2009 Intercompany Loan Agreement”), in the amount, after giving effect to the equity conversion described in Section 4.13 of this Agreement and as of December 8, 2009, of $346,950,842.05. The Company used the proceeds received from the 2009 Intercompany Loan Agreement to repay existing intercompany indebtedness and to finance construction of the San Juan Loop and the Phoenix Lateral. The amount outstanding under the 2009 Intercompany Loan Agreement will be either partially or fully repaid with proceeds received from the Notes and, at the Company’s discretion, the conversion of additional Debt owed by the Company under the 2009 Intercompany Loan Agreement into equity of the Company owned directly or indirectly by ETP.

The 2009 Intercompany Loan Agreement is in compliance with the terms of Section 10(j) of the Agreement of which this is Schedule 5.15 (including all the other provisions referred to in said Section 10(j)).

2.
The Company is obligated to make certain principal and interest payments pursuant to that certain Note Purchase Agreement, dated as of November 17, 2004, as amended by Amendment No. 1 thereto, dated as of April 18, 2007, among the Company and each of the Purchasers party thereto (together, the “2004 Note Purchase Agreement”). As of December 9, 2009, the aggregate principal amount of the notes outstanding under the 2004 Note Purchase Agreement totaled $213,000,000.

3.
The Company is obligated to make certain principal and interest payments pursuant to that certain Note Purchase Agreement, dated as of May 24, 2007, among the Company and each of the Purchasers party thereto (together, the “2007 Note Purchase Agreement”). As of December 9, 2009, the aggregate principal amount of the notes outstanding under the 2007 Note Purchase Agreement totaled $307,000,000.

EXHIBIT 1(a)
This Note has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act"), or pursuant to the securities laws of any state. Accordingly, this Note may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Note is registered under the Securities Act and any applicable state securities laws.
TRANSWESTERN PIPELINE COMPANY, LLC
5.36% Senior Unsecured Series A Note due December 9, 2020

No. [ _____ ]	December 9, 2009
$[ _____ ]	PPN 89407# AF5
For Value Received, the undersigned, TRANSWESTERN PIPELINE COMPANY, LLC (herein called the “Company"), a Delaware limited liability company, hereby promises to pay to [  _____  ], or registered assigns, the principal sum of [  _____  ] DOLLARS (or so much thereof as shall not have been prepaid) on December 9, 2020 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.36% per annum from the date hereof, payable semi-annually, on the 9th day of June and December in each year, commencing with the 9th day of June next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 7.36% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).
Subject to the home office payment obligation contained in Section 14.2 of the Note Purchase Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at such place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series 5.36% Senior Unsecured Series A Notes due December 9, 2020 (herein called the “Notes") issued pursuant to the Note Purchase Agreement, dated as of December 9, 2009 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment and offers of prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and holder hereof shall be governed by, and construed in accordance with, the law of the State of New York.

TRANSWESTERN PIPELINE COMPANY, LLC
By:
Name:
Title:

EXHIBIT 1(b)
This Note has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act"), or pursuant to the securities laws of any state. Accordingly, this Note may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Note is registered under the Securities Act and any applicable state securities laws.
TRANSWESTERN PIPELINE COMPANY, LLC
5.66% Senior Unsecured Series B Note due December 9, 2024

No. [ _____ ]	December 9, 2009
$[ _____ ]	PPN 89407# AG3
For Value Received, the undersigned, TRANSWESTERN PIPELINE COMPANY, LLC (herein called the “Company"), a Delaware limited liability company, hereby promises to pay to [  _____  ], or registered assigns, the principal sum of [  _____  ] DOLLARS (or so much thereof as shall not have been prepaid) on December 9, 2024 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.66% per annum from the date hereof, payable semi-annually, on the 9th day of June and December in each year, commencing with the 9th day of June next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 7.66% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).
Subject to the home office payment obligation contained in Section 14.2 of the Note Purchase Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at such place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series 5.66% Senior Unsecured Series B Notes due December 9, 2024 (herein called the “Notes") issued pursuant to the Note Purchase Agreement, dated as of December 9, 2009 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment and offers of prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and holder hereof shall be governed by, and construed in accordance with, the law of the State of New York.

TRANSWESTERN PIPELINE COMPANY, LLC
By:
Name:
Title: